$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2010 Margin
O&M
Other Costs**
2010 Supply EPS

 2010 Margin
Uncommitted Marketing & Trading
Uncommitted Generation Hedges
Coal Hedge Value*
Committed Marketing & Trading
Committed Generation Hedges
$5.17
$.17
$.83
$.29
$.02
$3.86
$(1.35)
$(.75)
$3.07
* Mark-to-Market value of unsold hedged coal not committed to a power hedge as of 9/30/2008.
**Other Costs include depreciation ($0.38), interest expense and other ($0.37).
Midpoint of forecast
7
 Exhibit 99.2
Expected 2010 Supply Earnings